SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016

Stratean Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-044945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105 Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-244-4405

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on June 30, 2016, Stratean, Inc. and Cleanspark II, LLC, a wholly-owned subsidiary of Stratean, Inc. (together, the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with CleanSpark Holdings LLC, CleanSpark LLC, CleanSpark Technologies LLC and Specialized Energy Solutions, Inc. (together, the “Seller”). The details of the transaction and the Purchase Agreement itself were filed on Form 8-K with the SEC on July 7, 2016.

As previously reported, on July 20, 2016, the parties to the Purchase Agreement entered into an amendment (the “Amendment”) that revised the assets to be acquired under the Purchase Agreement. The details of the transaction and the Amendment itself were filed on Form 8-K with the SEC on July 22, 2016.

On August 19, 2016, the parties to the Purchase Agreement entered into a second amendment (the “Second Amendment”) that revised the Closing Date.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On August 18, 2016, we issued a press release announcing that we completed Phase I of our first commercial microgrid in partnership with Webcor, a San Francisco-based builder, and Sungevity, a leading solar service provider. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Second Amendment, dated August 19, 2016
99.1	Press Release, dated August 18, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratean, Inc.

/s/ Zachary Bradford
Zachary Bradford Chief Financial Officer

Date: August 22, 2016

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